Bramshill Income Performance Fund
Bramshill Income Performance Fund
Institutional Class BRMSX
Investor Class*
Summary Prospectus
July 31, 2022

*As of the date of this Summary Prospectus,
Investor Class shares are not available for purchase

www.bramshillfunds.com

Before you invest, you may want to review the Bramshill Income Performance Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated July 31, 2022 , are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.bramshillfunds.com. You can also get this information at no cost by calling 877-BRAMS18 or 877-272-6718 or by sending an e-mail request to info@bramshillfunds.com.
Investment Objective
The Bramshill Income Performance Fund (the “Fund”) seeks to maximize total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses(1)	1.30%	1.55%
(1)     Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets” either “Before fees waived by the Adviser” or “After fees waived by the Adviser” provided in the Financial Highlights because the Financial Highlights reflect the operating expenses of the Fund and do not include 0.23% that is attributed to acquired fund fees and expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts calculated in the Example would be the same even if the assumed investment was not redeemed at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$132	$412	$713	$1,568
Investor Class	$158	$490	$845	$1,845
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2022, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund implements a tactical fixed income strategy which seeks to maximize total return across different types of fixed income products and, based on market conditions, may also hold cash and cash equivalents.
The Fund’s investments are comprised of a tactical portfolio of income-producing securities, including up to 80% in investment grade corporate bonds and up to 40% in high yield bonds (i.e., junk bonds), which are defined as corporate bonds rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined to be of comparable quality by Bramshill Investments, LLC (the “Adviser”), the Fund’s investment adviser. The Fund may invest in securities that are in default, which may be rated as low as “D” (default) or its equivalent by the rating agencies. The Fund may also invest up to 70% in preferred stocks (including payment-in-kind, fixed to floating rate, convertible, cumulative and non-cumulative, callable, and perpetual), up to 80% in U.S. municipal bonds, and up to 100% in U.S. Treasuries. The Fund may also invest up to 15% in fixed income closed-end funds and up to 25% in fixed income exchange traded funds (“ETFs”). The Fund may also invest up to 25% in foreign issuers of U.S. dollar denominated fixed income securities. The Fund may also invest in contingent convertible securities, which are fixed income instruments that are convertible into equity if a pre-specified trigger event occurs. Contingent convertible securities have been popular in the context of crisis management in the European banking industry to meet certain capital requirements; pay a fixed rate of interest but have characteristics of both debt and equity; and, unlike traditional convertible instruments, are mandatorily convertible to common shares by the issuing bank under certain adverse circumstances (i.e., if issuing bank falls below certain level of capital).
The Fund is actively managed and incorporates sector allocations and tactical hedging during various interest rate and market environments. The Adviser uses fundamental credit and relative value analysis, and focuses on securities with transparent pricing, actively-traded capital structures and a high level of liquidity. The Adviser seeks to maintain the Fund’s portfolio at an average credit rating of investment grade. The dollar weighted average duration of the portfolio of the Fund for the past year is approximately two years, with an expected range of between one and nine years based on the Adviser’s assessment of market conditions. The Fund may invest in fixed-income securities of any duration or maturity. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a five year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1% holding other factors constant.
The Fund may make use of futures and options on futures, including U.S. Treasury futures, to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury securities. The Fund may also sell short U.S. Treasury securities (of an aggregate dollar value not exceeding 33 1/3% of the aggregate dollar value of the Fund’s assets) only as a hedge based on market conditions. The Fund seeks to mitigate the negative impact of rising Treasury interest rates on the performance of investment grade bonds (conversely limiting the positive impact of falling interest rates). These short positions are not intended to mitigate other factors influencing the price of investment grade bonds, such as credit risk, which may have a greater impact than rising or falling interest rates.
The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
The Fund may invest in fixed rate or floating rate securities. Floating rate instruments reset their interest rate periodically over a base rate, with rates tied to a representative interest rate index (for example, the Treasury Note Constant Maturity Rate or 3-month LIBOR).
While investing in a particular sector is not a strategy of the Fund, its portfolio may be significantly invested in one or more sectors as a result of the security selection decisions made pursuant to its investment strategy. The Fund’s portfolio currently has significant investment in companies in the financials sector, although this may change from time to time.
The Fund’s strategies may result in frequent portfolio trading and high portfolio turnover (typically greater than 100%). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in the Fund’s annual operating expenses or in the expense example, affect the Fund’s performance.
Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:
Call Risk
During a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Closed-End Fund Risk
Shares of closed-end funds frequently trade at a price per share that is less than the net asset value (“NAV”) per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the NAV of those shares. Closed-end funds have lower levels of daily volume when compared to open-end companies. There are greater risks involved in investing in securities with limited market liquidity. To the extent the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the closed-end fund. Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in closed-end funds.
Contingent Convertible Securities Risk
A contingent convertible security (“CoCo”) is a fixed-income instrument that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula. The value of CoCos tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. CoCos may involve the risk that holders of subordinate securities such as these may have to absorb losses in greater proportion than holders of more senior securities and may have greater risk than would holders of the underlying collateral which is to the benefit of the issuer and which may negatively impact the value of the security to the detriment of the Fund. In addition, CoCos are often rated below investment grade and have no assurance that the Fund as the holder would continue to receive any income upon conversion as the issuing bank may not be performing well and may not be paying any dividends.
Counterparty Risk
In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund which can result in significant financial loss to the Fund.
Credit Risk
The risk that issuers of fixed income securities in which the Fund invests experience unanticipated financial problems causing their securities to decline in value. Changes in the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. In addition, the Fund is subject to the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal, or may stop making such payments altogether.
Derivatives Risk
The Fund may make use of futures, options on futures, including U.S. Treasury futures and other forms of derivative instruments. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
ETF Trading Risk
Because the Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact the Fund’s ability to sell its shares of an ETF.
Financials Sectors Risk
Financial services companies are subject to extensive governmental regulation that may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.
Floating Rate Securities Risk
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as the LIBOR. Floating rate securities are subject to interest rate risk and credit risk.
Foreign Securities Risk
U.S. dollar denominated securities of foreign issuers involves special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments.
Hedging Risk
The short positions in Treasury securities are not intended to mitigate credit risk or other factors influencing the price of investment grade bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long investment grade bond positions. The hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises.

High Portfolio Turnover Risk
High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders. The Fund’s portfolio turnover may exceed 100% per year.
High Yield Securities Risk
Securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
Interest Rate Risk
When interest rates increase, fixed income securities generally will decline in value and, as a result, an increase in interest rates may result in a decrease in the value of debt securities held by the Fund. Conversely, as interest rates decrease, the prices of fixed income securities tend to increase. Additionally, there may be less governmental action in the near future to maintain low interest rates, or governmental actions will be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values, reduced liquidity and valuation difficulties.
Leverage Risk
The Fund may make investments in options on futures, including U.S. Treasury futures, and other derivative instruments. These derivatives instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through entering into short sales or purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements.
LIBOR Transition Risk
The Fund may invest in fixed rate or floating rate securities which reset their interest rate periodically over a base rate, with rates tied to a representative interest rate index (for example, the Treasury Note Constant Maturity Rate or 3-month London Interbank Offered Rate (“LIBOR”)). LIBOR is expected to be phased out by mid-2023. While the effect of the transition cannot yet be determined, moving to a new benchmark may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments. Multiple financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting that could affect the functioning, liquidity and value of instruments that reference LIBOR.
Management Risk
Management risk describes the Fund’s ability to meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
Market Events Risk
In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Periods of market volatility may occur in response to pandemics, acts of war, or events affecting global markets. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world.
In addition, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies.
Municipal Securities Risk
Investing in various municipal securities may involve risk related to the ability of the municipalities to continue to meet their obligations for the payment of interest and principal when due.
Payment-in-kind Securities Risk
Investing in payment-in-kind securities may involve the risk that interest payments deferred are subject to the risk that the borrower may default when deferred payments are due; interest rates on payment-in-kind loans are higher to reflect the time value of money on the deferred interest payments and higher credit risk of borrowers who may need to defer interest payments; payment-in-kind securities may have unreliable valuations because the accruals require judgment about the ultimate collectability of the deferred payment and the value of the associated collateral; and, the required recognition of payment-in-kind interest for U.S. federal income tax purposes may have a negative impact on liquidity because it represents a non-cash component of the Fund’s taxable income that must nevertheless be distributed in cash to investors to avoid it being subject to corporate level taxation.
Preferred Stock Risk
Preferred stock combines some of the characteristics of both common stocks and bonds. Preferred stock is typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and, therefore, will be subject to greater credit risk than those debt instruments. In addition, dividends are not guaranteed and the stock may be callable and subject to market risk.
Prepayment and Extension Risk
When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.
Securities Lending Risk
There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result the Fund may lose money.
Short Sale Risk
The risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
U.S. Government Securities Risk
U.S. government securities, which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s Institutional Class performance from year to year. The table illustrates how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information will be available on the Fund’s website at www.bramshillfunds.com or by calling the Fund toll-free at 877-BRAMS18 or 877-272-6718.
Calendar year ended December 31,
For the calendar year-to-date period ended June 30, 2022, the Fund’s total return was -7.18%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 7.92% for the quarter ended June 30, 2020, and the lowest quarterly return was -7.91% for the quarter ended March 31, 2020.

Average Annual Total Returns For the Calendar Year Ended December 31, 2021
Institutional Class	1 Year	5 Years	Since Inception April 11, 2016
Return Before Taxes	2.53%	4.11%	4.08%
Return After Taxes on Distributions	1.69%	2.90%	2.89%
Return After Taxes on Distributions and Sale of Fund Shares	1.60%	2.72%	2.70%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-1.54%	3.57%	2.97%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser: Bramshill Investments, LLC is the Fund’s investment adviser.
Portfolio Managers:
Art DeGaetano and Derek Pines are the Senior Portfolio Managers primarily responsible for the day-to-day management of the Fund and each has managed the Fund since inception in April 2016.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Bramshill Income Performance Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 877-BRAMS18 or 877-272-6718, by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The minimum initial and subsequent investment may be modified for certain financial firms that submit orders on behalf of their customers.

	Institutional Class	Investor Class
Minimum Initial Investment	$100,000	$1,000
Minimum Subsequent Investment	$5,000	$100
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.